UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __ )

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[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

AMERICAN INTERNATIONAL INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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601 Cien Street, Suite 235
Kemah, Texas 77565-3077
(281) 334-9479

May __, 2003

Dear Shareholder:

You are cordially invited to attend our annual meeting of shareholders to be held at the Company's corporate offices at 601 Cien Street, Suite 235, Kemah, TX 77565 on June __, 2003 at 10:00 a.m., local time. We hope you will be present to hear management's report to shareholders.

The attached notice of meeting and proxy statement describe the matters to be acted upon. If you plan to attend the meeting in person, please mark the designated box on the proxy card.  If you are a shareholder of record, you should bring the enclosed bottom half of the proxy card as your admission card and present the card upon entering the meeting. If you are planning to attend the meeting and your shares are held in street name ( by a bank or broker, for example), you should ask the record owner for a legal proxy or bring your most recent account statement to the meeting so that we can verify your ownership of American International Industries, Inc. common stock.

Whether or not you plan to attend personally, and regardless of the number of shares you own, it is important that your shares be represented at the meeting. Accordingly, we urge you to complete the enclosed proxy and return it to our vote tabulators promptly in the postage prepaid envelope provided. If you do attend the meeting and wish to vote in person, you may withdraw your proxy at that time.

AMERICAN INTERNATIONAL INDUSTRIES, INC. /s/ Daniel Dror Chief Executive Officer, President and Chairman

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May __, 2003

TO OUR SHAREHOLDERS:

The annual meeting of shareholders of American International Industries, Inc., a Nevada corporation, will be held at the company's corporate offices at 601 Cien Street, Suite 235, Kemah, TX 77565, on June ___, 2003, at 10:00 a.m., local time, for the following purposes:

    1. To elect five directors to serve on our board until the next annual meeting of shareholders or until their successors are elected and qualified;

    2. To ratify our selection of independent auditors for 2003;

    3. To approve the Certificate of Amendment to our Articles of Incorporation to increase our authorized shares of common stock from 2,000,000 to 10,000,000 shares;

    4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed May 15, 2003, as the record date for determining the shareholders entitled to notice of and to vote at the annual meeting and, consequently, only shareholders whose names appear on our books as owning our common stock at the close of business on May 15, 2003, will be entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. ALL shareholders ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. It is important that your common shares be represented and voted at the annual meeting. Whether or not you expect to attend the annual meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the annual meeting. A postage prepaid envelope is enclosed for that purpose. Your proxy may be revoked at any time prior to the annual meeting. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so by voting in person at the annual meeting. shareholders attending the meeting whose shares are held in the name of a broker or other nominee should bring with them a legal proxy or most recent account statement from that firm confirming their ownership of shares.

By Order of the Board of Directors /s/ Daniel Dror Chief Executive Officer, President and Chairman
Kemah, TX May __, 2003

AMERICAN INTERNATIONAL INDUSTRIES, INC.
601 Cien Street, Suite 235
Kemah, Texas 77565-3077

ANNUAL MEETING OF SHAREHOLDERS - TO BE HELD ON JUNE ___, 2003

PROXY STATEMENT

ABOUT THE ANNUAL MEETING

WHO IS SOLICITING MY VOTE?

The Board of Directors of American International Industries, Inc. is soliciting your vote at the 2003 annual meeting of our shareholders.

WHAT WILL I BE VOTING ON?

1. Election of five persons to our Board of Directors	(See page 16)
2. Approval of R. E. Bassie & Co., as our independent auditor for 2003	(See page 17)
3. Approve the Certificate of Amendment to our Articles of Incorporation to increase the the authorized shares of common stock to 10,100,000 shares from 2,000,000 shares;	(See page 18)
4. Such other business as may properly come before the meeting or any adjournment or postponement thereof.	(See page 19)

HOW MANY VOTES DO I HAVE?

You will have one vote for every share of American International Industries, Inc. common stock you owned on May __, 2003 (the record date).

HOW MANY VOTES CAN BE CAST BY ALL COMMON SHAREHOLDERS?

Only holders of record of the approximately 1,930,002 shares of our common stock outstanding at the close of business on the record date, May 15, 2003, will be entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof. On each matter to be considered at the annual meeting, each shareholder will be entitled to cast one vote for each share of our common stock held of record by such stockholder on May 15, 2003.

Pursuant to Nevada law, directors are elected by a plurality vote. The other matters submitted for shareholder approval at the annual meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on such matters. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. The election of directors is a matter on which a broker or other nominee is empowered to vote. Accordingly, broker non-votes will not affect this proposal. Shareholders are not permitted to cumulate their shares for the purpose of electing directors or otherwise.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

In order to constitute a quorum for the conduct of business at the annual meeting, a majority of the outstanding shares of the common stock of American International Industries, Inc. entitled to vote at the annual meeting must be present or represented by proxy at the annual meeting. Shares that abstain from voting on any proposal, or that are represented by "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal) will be treated as shares that are present and entitled to vote at the annual meeting for purposes of determining whether a quorum exists. Holders may vote in person or via paper ballot as explained on the enclosed proxy card. We urge you to vote by proxy even if you plan to attend the annual meeting, so that we will know as soon as possible that enough votes will be present for us to hold the meeting.

HOW DO I VOTE?

You can vote either in person at the annual meeting or by proxy without attending the annual meeting.

To vote by proxy, you must fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope.

If you want to vote in person at the annual meeting, and you hold your American International Industries, Inc. shares of common stock through a securities broker (that is, in street name), you must obtain a proxy from your broker and bring that proxy to the meeting. If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible shareholders who receive a paper copy of the Annual Report and proxy statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy in the self-addressed, postage-paid envelope provided.

CAN I CHANGE MY VOTE?

Yes. Just send in a new proxy card with a later date, or send a written notice of revocation to American International Industries' Secretary, attention Rebekah Laird-Ruthstrom, at the address on the cover of this proxy statement. If you attend the annual meeting and want to vote in person, you can request that your previously submitted proxy not be used.

WHAT IF I DO NOT VOTE FOR SOME OF THE MATTERS LISTED ON MY PROXY CARD?

If you return a signed proxy card without indicating your vote, your shares will be voted "FOR" the nominees listed on the card, "FOR" R. E. Bassie & Co. as independent auditors for 2003, "FOR" the articles of amendment to our Articles of Incorporation to increase the authorized shares of common stock.

WHAT IF I VOTE "ABSTAIN"?

Except with respect to votes for directors, a vote to "abstain" on any matter will have the effect of a vote against.

CAN MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY CARD AND DO NOT ATTEND THE ANNUAL MEETING?

If you do not vote your shares held in street name, your broker can vote your shares on any of the matters scheduled to come before the meeting.

If you do not vote your shares held in street name, and your broker does not vote them, the votes will be broker nonvotes, which will have no effect on the vote for any matter scheduled to be considered at the annual meeting other than the proposed increase in authorized common stock where broker nonvotes will have the effect of a vote against the proposal. If you do not vote your shares held in your name, your shares will not be voted.

COULD OTHER MATTERS BE DECIDED AT THE ANNUAL MEETING?

We do not know of any other matters that will be considered at the annual meeting. If a shareholder proposal that was excluded from this proxy statement is brought before the annual meeting, we will vote the proxies against the proposal. If any other matters arise at the annual meeting, the proxies will be voted at the discretion of the proxy holders.

WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?

Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

ANNUAL REPORT

The Annual Report to shareholders for the fiscal year ended December 31, 2002, accompanies the proxy material being mailed to all shareholders. The financial information reflected therein for the year ended December 31, 2002, and the related notes thereto, as well as Management's Discussion and Analysis and Results of Operations, are incorporated in their entirety into this proxy statement by this reference. We will provide, without charge, a copy of our most recent Annual Report on Form 10-KSB upon the receipt of a written request by any shareholder.

SOLICITATION OF PROXIES

The accompanying proxy is solicited on behalf of the Board of Directors of American International Industries, Inc. ("AMIN" or the "Company" or "We" or "Us" or "Our" as the context requires), for use at the Annual Meeting of shareholders to be held at the Company's corporate offices at 601 Cien Street, Suite 235, Kemah, TX 77565 on  June __, 2003 at 10:00 a.m., local time, and at any adjournment or postponement thereof (the "Annual Meeting").

This proxy statement is being mailed to our shareholders on or about May __, 2003. The total cost of this solicitation will be borne by us. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, by facsimile or in person. We will also reimburse brokers, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending proxy soliciting material to the beneficial owners of our common stock.

SHAREHOLDER PROPOSALS

Management plans to hold its annual shareholders meeting for the year ended December 31, 2003 during June 2004. All shareholder proposals to be presented at the next annual meeting must be received by us by December 31, 2003 in order to be included in our next proxy statement. If the date of the next annual meeting is subsequently advanced by more than 30 calendar days or delayed by more than 90 calendar days from the date of the annual meeting to which the proxy statement relates, we shall, in timely manner inform shareholders of such change, and the date by which proposals of shareholders must be received by any means reasonably calculated to inform them prior to the dissemination of proxy materials for that annual meeting.

Confidentiality

It is our policy that all proxies, ballots and voting materials that identify the particular vote of a shareholder be kept confidential and not disclosed, except in the following circumstances:

  to allow the independent election inspectors to certify the results of the vote;
  as necessary to meet applicable legal requirements, including the pursuit or defense of a judicial action;
  where we conclude in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots, or votes, or as to the accuracy of the tabulation of such proxies, ballots, or votes;
  where a shareholder expressly requests disclosure or has made a written comment on a proxy card;
  where contacting shareholders by us is necessary to obtain a quorum, the names of shareholders who have or have not voted (but not how they voted) may be disclosed to us by the independent election inspectors;

INFORMATION REGARDING DIRECTORS AND OFFICERS

The following describes the age, positions, principal occupation and business experience during the past five years, and other directorships of our Directors and Officers.

Directors

Daniel Dror	62	Chief Executive Officer, President and Chairman
Daniel Dror has served as Chairman of the Board and Chief Executive Officer of the Company since September 1997. From 1994 to 1997, Mr. Dror served as Chairman of the Board and Chief Executive Officer of Microtel International, Inc., a public company in the telecommunication business. From 1982 until 1993, Mr. Dror served as Chairman of the Board and Chief Executive Officer of Kleer-Vu Industries, Inc., a public company.

John W. Stump, III	58	Chief Financial Officer and Director
John W. Stump, III has served as Chief Financial Officer of the Company since August 1998. From December 1996 to October 1997, Mr. Stump served as Chief Executive Officer of Changes International. From April 1996 to December 1996, Mr. Stump served as Chief Operating Officer and Chief Financial Officer of Nutrition Resources, Inc. From February 1993 to April 1996, Mr. Stump served as Acquisitions Analyst for Movie Gallery, Inc. Mr. Stump is a Certified Public Accountant and has over twenty years of financial and accounting management experience including public reporting and investor relations.

Charles R. Zeller	61	Director
Charles R. Zeller is President of T.R.E. Enterprises, Inc., a wholly owned subsidiary of the Company, as well as President of MidCity Houston Properties, Inc., a company and a wholly owned subsidiary of T.R.E.E. Mr. Zeller is a developer of residential subdivisions including Cardiff Estates, 800 acres subdivision in Houston, TX and estate of Gulf Crest in downtown Pearland, Texas. He has experience as a real estate investor and developer for 35 years, including shopping centers, office buildings, and apartment complexes and the financing of such projects. Mr. Zeller is the President of RealAmerica Corporation. Mr. Zeller is a member of the Company's audit committee.

Herbert Shapiro, Jr.	54	Director
Herbert Shapiro, Jr. is an experienced businessman and investor. He has been a commercial real estate broker in Texas for over 25 years and has had dealings and ownership of large commercial properties, including office buildings, shopping centers, apartment complexes, warehouses and undeveloped land. Mr. Shapiro serves as a member and chairperson of our audit committee.

Thomas J. Craft, Jr.	38	Director
Thomas J. Craft, Jr., an attorney, specializes in federal securities laws and also mergers and acquisitions. He practices securities law in Florida and with an office in New York City. Mr. Craft has vast experience in the securities field as well as the market place in general and serves on the board of directors of several public companies. At present, Mr. Craft is President and a Director of Bio Standard Corporation and a Director of Western-Silver-Lead Corporation, which are both trading on the Nasdaq OTCBB. Mr. Craft was appointed a director on November 22, 2002. Mr. Craft has agreed to serve as a member of our audit committee.

*  Erick Friedman, a former director, resigned as a director in August 2002 due to health reasons. Mr. Friedman had served as a director since 1968.

Officers

Rebekah Laird-Ruthstrom	48	Secretary and Treasurer
Rebekah Laird-Ruthstrom has served as Secretary, Treasurer, and Executive Assistant of the Company since February 1998. From 1994 to 1997, Ms. Laird-Ruthstrom served as Executive Assistant of Microtel International, Inc. From 1982 until 1993, Ms. Laird-Ruthstrom served as Executive Assistant of Kleer-Vu Industries, Inc.

Gary D. Woerz	57	Assistant Chief Financial Officer
Gary D. Woerz, Assistant Chief Financial Officer since April 2003. From 2000 to 2002, Mr. Woerz served as chief financial officer of Phymetrics, Inc., which was a subsidiary of High Voltage Engineering, (HVE). Phymetrics was a multi-divisional manufacturing and laboratory service company. From 1998 to 2000, Mr. Woerz served as chief financial officer of Virtual Founders LLC, San Jose, CA, whose business involved investment banking and management consulting services to development stage high technology companies. In his capacity as assistant chief financial officer, Mr. Woerz will work closely with John W. Stump, III, our chief financial officer and a director, and directly with our management. He will also participate in our audit committee meetings together with Mr. Stump.

CORPORATE GOVERNANCE

Guidelines on Significant Corporate Governance Issues

In April 2003, the Board approved "Board Guidelines on Significant Corporate Governance Issues." The Guidelines are listed below. These guidelines are being published in this Proxy Statement to inform shareholders of the Board's current thinking with respect to selected corporate governance issues considered to be of significance to shareholders. The guidelines are only guidelines, not rigid rules. Nor is it intended that publication of these guidelines be interpreted as a representation that they will be strictly followed in each instance. The Board will continue to assess the appropriateness and efficacy of the guidelines and it is likely that changes or exceptions to the guidelines will be considered from time to time.

            1.             Selection of Chairman of the Board and Chief Executive Officer. The Board should be free to make this choice any way that seems best for the Company at a given point in time. In the future, the Board may determine to separate the functions of Chairman and Chief Executive Officer, by the amendment of the Company's By-laws. However, at this time, the Board believes that there is no reason to take action separating the Chairman of the Board capacity from the Chief Executive Officer capacity.

            2.              Executive Sessions of Outside Directors. The outside directors of the Board will meet in executive session at a regularly scheduled meeting at least once each year (other than the executive session to review Chief Executive Officer performance). The format of these meetings will include a discussion with the Chief Executive Officer on each occasion. These meetings should be scheduled in conjunction with a regular Board meeting. It is the policy of the Board that a director be selected by the outside directors to chair these executive sessions or assume other responsibilities which the outside directors as a whole might designate from time to time. Periodic executive sessions may be held telephonically from time to time during the year.

            3.              Number of Committees. The current committee structure of the Company seems appropriate. There will, from time to time, be occasions in which the Board may want to form a new committee or disband a current committee depending upon the circumstances. The current committees is the Audit Committee, which  will consist  of a majority of outside directors.

            4.              Assignment and Rotation of Committee Members. The Board is responsible, after consultation with the Chief Executive Officer and after consideration of the desires of individual Board members, for the assignment of Board members to various committees that may be formed from time to time.

            5.              Frequency and Length of Committee Meetings. The Committee chairperson, in consultation with Committee members, will determine the frequency and length of the meetings of the Committee. Meetings will normally be held around Board meetings.

            6.              Committee Agenda. The Chairperson of a Committee, in consultation with the appropriate members of management and staff, will develop a Committee's agenda.

            7.              Selection of Agenda Items for Board Meetings. The Chairman of the Board (and the Chief Executive Officer if the Chairman is not the Chief Executive Officer) will establish the agenda for each Board meeting. At the beginning of the year the Chairman will establish a schedule of agenda subjects to be discussed during the next year. Each Board member is free to suggest the inclusion of item(s) on the agenda. The Chief Executive Officer will be proactive in encouraging Board members to submit agenda items.

             8.              Board Materials Distributed in Advance. It is the sense of the Board that information and data that is important to the Board's understanding of the business to be conducted at that meeting be distributed in writing to the Board before the Board meets. Management will make every attempt to see that this material is as brief as possible while still providing the desired information.

            9.              Presentations. As a general rule, presentations on specific subjects should be sent to the Board members in advance so that Board meeting time may be conserved and discussion time focused on questions that the Board has about the subject. When there is no prior distribution of a presentation on a sensitive subject, it is the sense of the Board that each member be advised by telephone in advance of the meeting of the subject and the principal issues the Board will need to consider.

            10.             Regular Attendance of Non-Directors at Board Meetings. The Board supports the regular attendance at each Board Meeting of non-Board members including employees and others who provide significant service to the Company but are not necessarily part of management. Should the Chief Executive Officer want to add additional people as attendees on a regular basis, it is expected that this suggestion would be made to the Board for its concurrence.

            11.             Board Access to Management. Board members have complete access to management. It is assumed that Board members will use judgment to be sure that this contact is not distracting to the business operations of the Company and that such contact, if in writing, be copied to the Chairman and the Chief Executive Officer. Furthermore, the Board encourages the management to, from time to time, bring other managers and key persons into Board meetings who can provide additional insight into the items being discussed because of personal involvement in these areas.

            12.             Board Compensation Review. It is appropriate for the chief financial officer of the Company once every other year to report to the the Board the status of compensation in relation to other U.S. public companies. Changes in Board and management compensation, if any, should come at the suggestion of any Compensation Committee that may be organized in the future, but with full discussion and approval by the Board.

            13.             Size of the Board. The Board presently has 5 members. It is the sense of the Board that a size of 5 to 7 is appropriate at this time. However, the Board would be willing to go to a somewhat larger size in order to accommodate the availability of an outstanding candidate(s) and depending upon any acquisitions.

            14.             Mix of Inside and Outside Directors. The Board believes that as a matter of policy there should be a majority of non-employee directors on the Board.

            15.             Board Membership Criteria. The Board or an Nominating Committee that may be organized in the future shall be responsible for reviewing on an annual basis the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. This assessment should include issues of diversity, age, skills such as understanding of management, organization, the Company's segments of operation, background, among others - all in the context of an assessment of the perceived needs of the Board at that point in time.

            16.             Selection of New Director Candidates. In the event of the organization of a Nominating Committee, it shall be responsible, with the Board, on an annual basis, for ensuring an appropriate structure for management succession and development, and an effective process for director selection and tenure. The Board upon such organization shall share the screening process with the Nominating Committee with the direct input from the Chairman of the Board and Chief Executive Officer and the other members of the Board. There should be a full discussion at a Board meeting before the decision to invite someone to join the Board is made.

            17.             Extending the Invitation to a New Potential Director to Join the Board. The invitation to join the Board should generally be extended by the Chairman of any Nominating Committee or the Chairman of the Board on behalf of the Board after full Board approval. The new director will receive an orientation about the Company and its Corporate Governance philosophy.

            18.             Term Limits. The Board does not believe it should establish term limits. While term limits could help ensure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole. As an alternative to term limits, any Nominating Committee, in consultation with the Chief Executive Officer and Chairman of the Board, will review each director's continuation on the Board every year. This will also allow each director the opportunity to conveniently confirm his/her desire to continue as a member of the Board.

            19.             Formal Evaluation of the Chief Executive Officer. The Board or any Nominating Committee should make this evaluation annually, and it should be communicated to the Chief Executive Officer. The evaluation should be based on objective criteria including performance of the business, accomplishment of long-term strategic objectives, development of management, etc. The evaluation will be used by any Compensation Committee or by the Board in the course of its deliberations when considering the compensation of the Chief Executive Officer.

            20.             Succession Planning. There should be an annual report by the Chief Executive Officer to the Board on succession planning. There should also be available, on a continuing basis, the Chief Executive Officer's recommendation as to a successor should he/she be unexpectedly disabled.

            21.             Management Development. There will be an annual report to the Board by the Chief Executive Officer on the Company's program for management development. This report should be given to the Board at the same time as the succession planning report noted above or at such other Board meeting that may be held pursuant to the Company's By-laws.

Meetings and Committees

During 2002, our Board of Directors held 16 meetings, including 13 actions by consent in accordance with our by-laws. Its standing Audit Committees also met after its organization in November 2002 in connection with the Company's application for listing on the American Stock Exchange and prior to filing the Company's Annual Report on Form 10-KSB. The Audit Committee will meet from time to time to address issues within its jurisdictions. Average attendance by directors at regular and special Board and committee meetings was approximately 100% and all directors attended 100% of the meetings of the Board and the committee on which they served during 2002. It should be noted that Erick Friedman resigned as a director in August 2002, after serving admirably as an independent director since 1998, due to health reasons. It should also be noted that directors discharge their responsibilities throughout the year not only at meetings, but through personal meetings and other communications, including considerable telephone contact with the Chairman and others regarding matters of interest and concern to us. We have a standing Audit Committee.

             Members of the Audit Committee: Charles R. Zeller, Herbert Shapiro, Jr.(Chairperson) and Thomas J. Craft, Jr. serve as members of our Audit Committee. The Audit Committee was established in November 2002. The Audit Committee is composed of a majority of independent outside directors. Mr. Zeller is not considered an independent outside director based on his role as president of our wholly-owned subsidiary, T.R.E. Enterprises, Inc. See Transactions with Related Persons, Item (i). Our Board of Directors determined it was in our best interests and in the best interests of our shareholders to have Mr. Zeller to become a member of the Audit Committee because of his prior 35 years of experience in finance, real estate and investing, which the  Board of Directors deemed to be exceptional qualifications. See Nominees for Election of Directors. The entire Board of Directors performed the Audit Committee functions prior to the establishment of the Audit Committee during November 2002 and handled any related matters in its special and regular meetings during 2002. The Audit Committee oversees the appointment of independent auditors, external/internal audit plan, external/internal audit reports and management letter, interface between management and the independent accountants, systems of internal control, annual and quarterly financial statements, compliance with our conflict of interest policies, compliance with our insider trading policy, and review at least annually: (i) adequacy of records and system of internal accounting controls, important changes in accounting procedures, litigation that could affect results materially, and significant violations of policy. The Audit Committee also meets with our independent accountants and our officers to review the scope of the audit to be performed, approve the fee to be paid for the audit, and review the results of the audit of the financial statements to be included in our Annual Report on Form 10-KSB. We have adopted a written Audit Committee Charter (See ANNEX A).

Director Compensation

Of the Board's current 5 members (incumbent nominees), Mr. Dror and Mr. Stump, III are also executive officers of the Company and did not receive any cash compensation for serving on our Board. Each director who is not an employee of the Company is reimbursed for actual expenses incurred for attending Board meetings. Our Board of Directors from time to time may issue stock awards or grant stock options to members of the Board. Any stock option grants are at the market price of the shares of common stock on the dates of grant. The five directors were issued an aggregate of 15,650 restricted shares valued and recorded at $30,475 for serving on the Board during 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Company encourages stock ownership by its directors, officers and employees to align their interests with the interests of shareholders. We believe this policy has played a significant role in the progress of the Company and will, ultimately, lead to beneficial future returns for our shareholders. We foster stock ownership through various measures, such as stock option grants and restricted stock awards, from time to time.

By Directors and Executive Officers
The following table sets forth information as of March 31, 2003 regarding the beneficial ownership of our common stock by all directors, nominees, and executive officers named in the Summary Compensation Table and all of the directors and executive officers as a group.

Beneficial Owner	Shares of Common Stock Beneficially Owned	Rights to Acquire Beneficial Ownership	Total

Directors:
Daniel Dror, Chairman, CEO and President(1)	52,000	50,000	52,000
Charles R. Zeller, Director(2)	23,000	0	23,000
John W. Stump, III, Chief Financial Officer and Director	2,000	0	2,000
Herbert Shapiro, Jr., Director	2,000	0	2,000
Thomas J. Craft, Jr., Director	5,000	0	5,000

Other Officers:
Rebekah Laird-Ruthstrom, Secretary, Treasurer	7,000	0	7,000
Marc H. Fields, President of NPI, a subsidiary	2,000	0	2,000
All current directors and executive officers as a group (7)	92,000
(1) Includes 50,000 shares that Mr. Dror has a present right to acquire pursuant to an option exercisable at $1.50 per share.
(2) Mr. Zeller directly owns of record and beneficially 3,000 shares and the J & J Zeller Trust, of which Mr. Zeller is a trustee, owns of record and beneficially 20,000 shares.

By shareholders holding 5% or More Except as set forth below, we know of no person who is the beneficial owner of more than 5% of our issued and outstanding Common Stock.
Name and Address of Beneficial Owners	Shares Beneficially Owned	Percent of Class(1)

Elk International Corporation, Ltd.
P. O Box SS-19084,
Nassau, Bahamas(2)	487,882	25.30
Daniel Dror II 1976 Trust(3)(5)	119,000	6.16
Daniel Dror II Trust of 1998(4)(5)	133,050	6.89
(1) Based upon 1,930,002 shares issued and outstanding.
(2) Elk owns of record and beneficially 459,682 shares of restricted common stock and Mr. Elkana Faiwuszewicz, the president of Elk, who is also the brother of Mr. Dror, owns of record and beneficially 28, 200 shares personally. Mr. Dror disclaims any beneficial interest in these shares nor is Mr. Dror an officer or director of Elk.
(3) The trustee of the DDII 76 Trust is Barbara Franzheim and the beneficiary is Daniel Dror II, the adult son of Daniel Dror, who has no affiliation with this Trust and disclaims any beneficial ownership or interest in this Trust or the shares owned by this Trust.
(4) The trustee and sole beneficiary of the DDII Trust 98 is Daniel Dror II, the adult son of Daniel Dror, who has no affiliation with this Trust and disclaims any beneficial ownership or interest in this Trust or the shares owned by this Trust.
(5) The address of both the DDII76 Trust and the DDII Trust 98 is 1412 North Blvd., Houston, TX 77006.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to us and the written representations from certain of the reporting persons that no other reports were required we believe that during the fiscal year ended December 31, 2002, all executive officers, directors and greater than ten-percent beneficial owners complied with the reporting requirements of Section 16(a).

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Executive Compensation
The following table shows the compensation for our CEO and the other highly paid executive officers other than the CEO, for services rendered in all capacities to us and our subsidiaries for the years ended December 31, 2002, 2001 and 2000.

Summary Compensation Table
					Long Term
		Annual Compensation			Compensation Awards

				Other	Restricted	Securities
				Annual	Stock	Underlying	All Other
		Salary	Bonus	Compensation	Award(s)	Options	Compensation
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)

Daniel Dror (1)(2)(3)	2002	64,000	---	5,750	---	(4)	---
Chairman, CEO and President	2001	51,000	---	5,750	4,000	(4)	---
	2000	120,000	---	5,750	---	(4)	---

Marc H. Fields	2002	124,332	55,556	8,100	---	---	---
President, NPI, wholly-owned subsidiary	2001	124,332	18,333	267,312	---	---	---
	2000	124,332	12,000	6,750	---	---	---
(1) Mr. Dror began serving as the CEO and Chairman of the Company in 1997. The salary paid to Mr. Dror during each of the above years includes certain personal expenses of Mr. Dror paid by the Company.
(2) Represents payments by the Company for an automobile owned by the Company that is utilized by Mr. Dror.
(3) In April 2001, Mr. Dror as a director was given a bonus of 1,000 shares of restricted common stock valued at $4.00 per share, the price on the date of the bonus.
(4) In May 1998, Mr. Dror was granted an option to purchase 20,000 shares and in October 2001, Mr. Dror was granted an option to purchase 10,000 shares. In September 2002, Mr. Dror was granted an option to purchase 20,000 shares at an exercise price of $1.50 per share which options have an expiration date of September 2005. Also, in September 2002, the March 1998 options and the October 2001 options were amended to provide for an exercise price of $1.50 and an expiration date of September 2005.
To date, none of these options have been exercised.
Option Grants in Last Fiscal Year The following tables summarize the stock option activity for the named executive officers during 2002.
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees In Fiscal 2002	Exercise or Base Price Per Share	Expiration Date

Daniel Dror
Chairman, CEO and President	50,000	(1)	100%	$1.50	Sept. 2005
(1) We granted a non-statutory stock option to purchase 20,000 restricted shares and amended options previously granted to Mr. Dror, all of which are presently exercisable. See Transactions with Related Persons.

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised		In-the-Money Options
	Acquired on	Value	Options at 12/31/02 (#)		at 12/31/02 ($)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Daniel Dror
Chairman, CEO and President	0	0	50,000	0	$135,000	0

Employment Agreements
In October 2001, Mr. Dror entered into a two-year employment agreement with the Company, which provided for compensation of $2,000 per month and and the grant of certain options. The employment agreement provides for a bonus to be determined by the Board of Directors. The employment agreement may be terminated by the Company, upon death or disability of Mr. Dror, or with cause, which includes, without limitation, gross negligence, the failure to perform essential duties, and the willful engaging in misconduct injurious to the Company. Mr. Dror's employment agreement also provides that the Company shall pay certain expenses of Mr. Dror, which expenses are included in the salary.

In September 1994, Mr. Fields entered into an employment agreement with NPI to serve as President and Chief Operating Officer of NPI on an at-will basis, which provided for an annual salary of $110,000, which was raised to $124,000 in 1998. The employment agreement provides for a bonus of 10% of the amount equal to NPI’s operating income, less rent and interest expense, which exceeds $500,000. The employment agreement grants Mr. Fields an option to purchase NPI common stock equal to 5% of NPI’s equity at an exercise price of 5% of the total shareholder’s equity, if NPI conducts an initial public offering of its common stock during Mr. Field’s employment. The employment agreement provides for a disability insurance policy as well as a life insurance policy in the name of Mr. Fields’ spouse in the amount of approximately three times Mr. Fields salary. The employment agreement provides that upon termination NPI has the option to have Mr. Fields sign a one-year non-compete agreement in exchange for one year’s base salary.

INTERESTED PERSONS IN MATTERS TO BE ACTED UPON

Subject to your approval and the filing of a Certificate of Amendment to the Articles of Incorporation, the authorized common stock of the Company shall be increased to 10,000,000 shares from the presently authorized 2,000,000 shares. This will not result in any change in the percentage of our 1,930,002 presently issued and issued outstanding shares. As a result, the Company does not have available sufficient additional shares that may be necessary for future corporate purposes such as mergers, acquisitions, and similar transactions, or in order to engage the services of any personnel for future operations that the Company may wish to pursue. While the Company has no present plans to enter into any mergers or acquisitions with third parties or seek to hire any personnel, we contemplate that in the future, we may enter into transactions to pursue business opportunities with unidentified third parties. The issuance of additional shares will result in the dilution of the percentage equity interest of our existing shareholders The Company's application for listing its shares of common stock on the American Stock Exchange (AMEX) is pending. While there can be no assurance that the application will be approved, or if approved when the Company's shares will be listed on the AMEX, the Company believes that it is in the best interests of its shareholders that it has additional shares available for potential acquisitions, and other corporate purposes including use for compensating officers, directors, key employees and consultants to the Company. See Transactions with Related Persons. Management has no present plans to issue any additional shares nor has it entered into any acquisition or other agreements that contemplate such issuance.

TRANSACTIONS WITH RELATED PERSONS

See the discussion under Part II, and Recent Sales of Unregistered Securities, of the Company's Form 10-KSB for its fiscal year ended December 31, 2002, with regard to the transactions involving the sale of unregistered shares discussed below. The calculation of the sale price of restricted shares and the exercise price for the options granted, as discussed below, is based upon the closing bid price of the Company's shares on the NASDAQ OTC:BB on the dates of the transactions.

In April 2001 the Company issued as non-cash compensation, 1,000 restricted shares of common stock to Daniel Dror, a director and CEO, and 1,000 shares to Erick Friedman and Charles R. Zeller, directors. The 3,000 shares were valued at $4.00 per share, the bid price of the shares on April 5, 2001. Mr. Friedman resigned as a director due to health reasons in August 2002.

In February 2002, in connection with the employment of John W. Stump, III as Vice President and Chief Financial Officer, the Company issued Mr. Stump  2,000 shares of Common Stock. In a separate agreement Mr. Stump was issued 200,000 shares of common stock of UCCC, a majority owned subsidiary of the Company.

In June 2002, in connection with services rendered, as bonuses, 5,000 shares were issued to directors and employees and in September 2002 a special bonus of 9,650 shares was issued to Erick Friedman and 25,000 shares were issued to certain employees.

The Company obtains approval from its entire Board of Directors prior to any acquisitions. If any transactions are executed or contemplated with a related party or affiliate of the Company, such relationship is disclosed prior to a vote of the Board of Directors. Prior to entering into any real estate transaction with affiliated parties, the Company obtains appraisals from MAI Appraisers for Board of Director consideration. Prior to entering into any financing arrangement with any affiliated parties, disclosure is made to the Board of Directors regarding the terms and conditions of such related party transactions.

PROPOSAL 1

ELECTION OF DIRECTORS

Each director holds office until the annual meeting of shareholders of the Corporation next succeeding his election or until his or her successor is duly elected and qualified. Our Board of Directors, by the vote of a majority of the entire Board, may fix the number of directors. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by the vote of a majority of the directors then in office, although less than a quorum. When one or more directors resign from our Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations become effective, and each director so chosen shall hold office until the next election of directors and until their successors are elected and qualified.

Currently, our Board of Directors consists of 5 directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by our Board of Directors, unless the Board reduces the number of directors accordingly. As of the date of this proxy statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

The following describes the age, position with the Company, principal occupation and business experience during the past five years, and other directorships of each nominee, except incumbent nominees, which information is included under the section entitled "Information Regarding Directors and Officers" above.

Nominees for Election as Directors

Incumbent Nominees

DANIEL DROR, 62, has been Chairman of the Board, CEO and President since September 1997.

JOHN W. STUMP, III , 58, has served as CFO since August 1998 and a director since March 2002.

CHARLES R. ZELLER, 61, has been a director since December 2000 and has been President of T.R.E Enterprises, Inc., a wholly-owned subsidiary, since July 1999.

HERBERT SHAPIRO, JR., 54, has been a director since March 2002

THOMAS J. CRAFT, JR., 38, has been a director since November 2002.

Vote Required and Board of Directors Recommendation

Directors will be elected by an affirmative vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions or broker non-votes as to the election of directors will not affect election of the candidates receiving the plurality of votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1,
THE ELECTION OF ALL FIVE (5) NOMINEES NAMED ABOVE.

PROPOSAL 2

APPROVAL OF R. E. BASSIE & CO. AS INDEPENDENT AUDITOR FOR 2003

Our Board of Directors has selected R. E. Bassie & Co. as the independent auditors for 2003. R. E. Bassie & Co. has served as the independent auditors of the Company since 1999. Arrangements have been made for a representative of R. E. Bassie & Co. to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate stockholder questions. The selection of R. E. Bassie & Co. as our auditors must be ratified by a majority of the votes cast at the annual meeting. R. E. Bassie & Co. is a member of the Securities and Exchange Division of the American Institute of Certified Public Accountants ("AICPA") duly authorized to perform audits of SEC registrants. The firm is current with its peer review system and has maintained an unqualified quality control status since the inception of the peer review system established by the AICPA.

Report of the Audit Committee

The Audit Committee of our Board of Directors issues the following report for inclusion in our Proxy Statement in connection with our Annual Meeting scheduled for June __, 2003.

The Audit Committee was established in November 2002 and did not meet during 2002. The entire Board of Directors performed the Audit Committee functions prior to the establishment of the Audit Committee. The Audit Committee communicated prior to the filing of the Company's Form 10-KSB with the SEC for its year ended December 31, 2002.

The Audit Committee oversees the appointment of independent auditors, reviews the external/internal audit plan and external/internal audit reports, any management letter, interface between management and the independent auditor, reviews internal control systems, annual and quarterly financial statements, compliance with our conflict of interest policies, compliance with our insider trading policy, and reviews at least annually the following: adequacy of records and system of internal accounting controls, important changes in accounting procedures, and litigation that could affect results materially, and significant violations of policy. The Audit Committee also meets with our independent auditor and our officers to review the scope of the audit to be performed, approve the fee to be paid for the audit, and reviews results of the audit of our financial statements to be included in our Annual Report on Form 10-KSB.

The Audit Committee offers the following statement to shareholders:

1. The Audit Committee reviewed the audited financial statements for the year ending December 31, 2002, with our management and independent auditor, R. E. Bassie & Co.

2. The Audit Committee discussed those matters required by Statement on Auditing Standards No. 61 ("Communications with Audit Committees") with R. E. Bassie & Co.

3. The Audit Committee received the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1 confirming R. E. Bassie & Co. independence.

4. After the discussions referenced in paragraphs 1 through 3 above, the Audit Committee recommended to our Board of Directors that the audited financial statements for the fiscal year ending December 31, 2002 be included in the Annual Report on Form 10-KSB for filing with the SEC.

5. The Audit Committee approved R. E. Bassie & Co. as independent auditor to review our quarterly filings during the 2003 calendar year.

AUDIT COMMITTEE, Mr. Herbert Shapiro, Jr., Chairperson Mr. Charles R. Zeller Mr. Thomas J. Craft, Jr.

Audit Fees

Fees billed by R. E. Bassie & Co.for the Company's audit for the year ended December 31, 2002 and reviews of interim financial statements included in Form 10-QSB during the 2002 year were $55,500. All other fees billed for all other services rendered by R. E. Bassie & Co., including fees for preparation of the Company's tax returns, for the year ended December 31, 2002 were $9,500.

Vote Required and Board of Directors Recommendation

The affirmative vote of a majority of the outstanding shares of common stock entitled to vote is required for the ratification and approve the selection of R. E. Bassie & Co. as our independent auditor for 2003.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2 TO RATIFY AND
APPROVE R. E. BASSIE & CO. AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2003.

PROPOSAL 3

APPROVAL OF CERTIFICATE OF AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION
TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 2 MILLION SHARES TO 10 MILLION SHARES

On April __, 2003, subject to approval of shareholders, our Board of Directors: (a) unanimously adopted a resolution authorizing an increase in the authorized shares of common stock from 2,000,000 shares to 10,000,000 shares; and in connection therewith, (b) approved the filing of a Certificate of Amendment to the Company's   Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 2,000,000 shares to 10,000,000 shares. The form of the proposed amendment is attached to this proxy statement as ANNEX B.

Rationale

As a result of the fact that the Company currently has outstanding 1,930,002 shares, the Company believes that it has not a sufficient number of shares authorized that may be necessary for future corporate purposes such as mergers, acquisitions, and similar transactions, or in order to engage the services of any personnel for future operations that the Company may wish to pursue. While the Company has no present plans to enter into any mergers or acquisitions with third parties or seek to hire any personnel, we contemplate that in the future, we may enter into transactions to pursue business opportunities with unidentified third parties. The issuance of additional shares will result in the dilution of the percentage equity interest of our existing shareholders The Company's application for listing its shares of common stock on the American Stock Exchange (AMEX) is pending. While there can be no assurance that the application will be approved, or if approved when the Company's shares will be listed on the AMEX, the Company believes that it is in the best interests of its shareholders that it has additional shares available for potential acquisitions, and other corporate purposes including use for compensating officers, directors, key employees and consultants to the Company. Management has no present plans to issue any additional shares nor has it entered into any acquisition or other agreements that contemplate such issuance.

See Interested Persons in Matters to be Acted Upon for a discussion of the effects and benefits upon officers and directors with respect to this proposal.

Vote Required and Board of Directors Recommendation

The affirmative vote of a majority of the outstanding shares of common stock entitled to vote is required for adoption of the proposed amendment.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3, APPROVAL OF CERTIFICATE OF AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 2 MILLION SHARES TO 10 MILLION SHARES

OTHER BUSINESS

Presented by Management

As of the date of this proxy statement, management knows of no other matters to be brought before the shareholders at the Annual Meeting. Should any other matters properly come before the meeting, action may be taken thereon pursuant to the proxies in the form enclosed, which confer discretionary authority on the persons named therein or their substitutes with respect to such matters.

Presented by shareholders

Pursuant to our Articles of Incorporation, as amended, only such business shall be conducted at an annual meeting of shareholders as is properly brought before the meeting. For business to be properly brought before an annual meeting by a shareholder, in addition to any other applicable requirements, timely notice of the matter must be first given to the Secretary of the Company. To be timely, written notice must be received by the Secretary no less than 30 days nor more than 60 days prior to the meeting. Any notice to the Secretary must include as to each matter the shareholder proposes to bring before the meeting: (a) a brief description of the proposal desired to be brought before the meeting and the reason for conducting such business at the annual meeting; (b) the name and record address of the shareholder proposing such business and any other shareholders known by such shareholder to be supporting such proposal; (c) the class and number of shares of the Company which are beneficially owned by the shareholder on the date of such stockholder notice and by other shareholders known by such shareholder to be supporting such proposal on the date of such shareholder notice; and (d) any material interest of the shareholder in such business.

By Order of the Board of Directors /s/ Rebekah Laird-Ruthstrom Rebekah Laird-Ruthstrom Corporate Secretary
Kemah, TX May __, 2002

American International Industries, Inc.
601 Cien Street, Suite 235
Kemah, Texas 77565-3077

Notice of Annual Meeting of Shareholders
and
Proxy Statement

Meeting Date
June __, 2003

YOUR VOTE IS IMPORTANT!
Please sign and promptly return your proxy
in the enclosed envelope.

DETACH HERE

ADMISSION TICKET

RETAIN FOR ADMITTANCE

You are cordially invited to attend the
ANNUAL MEETING OF SHAREHOLDER
OF AMERICAN INTERNATIONAL INDUSTRIES, INC.

June __, 2003
10:00 a.m.
(Registration begins at 9:30 a.m.)

Corporate Offices at 601 Cien Street, Kemah, Texas 77565-3077

If you plan to attend, please check the box on the proxy card.

This card is your admission ticket to the meeting and must be presented at the meeting registration area.

DETACH HERE

PROXY

AMERICAN INTERNATIONAL INDUSTRIES, INC.

Confidential Proxy Solicited on Behalf of the Board of Directors of
the Company for the Annual Meeting to be held on June __, 2003

The undersigned, revoking previous proxies, acknowledges receipt of the Notice and Proxy Statement dated May __, 2003, in connection with the Annual Meeting of Shareholders of American International Industries, Inc. to be held at 10:00 a.m. on June __, 2003, at the Company's corporate offices at 601 Cien Street, Kemah Texas 77565-3077, and hereby appoints Rebekah Laird-Ruthstrom and Daniel Dror or either of them, proxy for the undersigned, with power of substitution, to represent and vote all shares of the undersigned upon all matters properly coming before the Annual Meeting or any adjournments thereof.

You may vote your shares in person or by mail. The proxies will vote on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified on this card (SEE REVERSE SIDE) and are authorized to vote in their discretion as to any other business that may come properly before the meeting.

INSTRUCTIONS: This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2 and 3. Except with respect to votes for directors, a vote to "abstain" on any matter will have the effect of a vote against.

SEE REVERSE SIDE	(Important - Please sign and date on other side.)	SEE REVERSE SIDE

1.	Election of 5 Directors.

Nominees: (1) Daniel Dror, (2) John W. Stump, III, (3) Charles R. Zeller, (4) Herbert Shapiro, Jr. and, (5) Thomas J. Craft, Jr.
		FOR	AGAINST	ABSTAIN
	(1) Daniel Dror	/ /	/ /	/ /
		FOR	AGAINST	ABSTAIN
	(2) John W. Stump, III	/ /	/ /	/ /
		FOR	AGAINST	ABSTAIN
	(3) Charles R. Zeller	/ /	/ /	/ /
		FOR	AGAINST	ABSTAIN
	(4) Herbert Shapiro, Jr.	/ /	/ /	/ /
		FOR	AGAINST	ABSTAIN
	(5) Thomas J. Craft, Jr.	/ /	/ /	/ /

		FOR	AGAINST	ABSTAIN
2.	R. E. Bassie & Co., as auditors	/ /	/ /	/ /

		FOR	AGAINST	ABSTAIN
3.	Approve Certificate of Amendment to Articles of Incorporation, implementing an increase in the authorized shares of common stock from 2,000,000 shares to 10,100,000 shares;	/ /	/ /	/ /

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /
Each joint tenant should sign; executors, administrators, trustees, etc. should give full title and, where more than one is named, a majority should sign. Please read other side before signing.

Signature:	Date:	Signature:	Date:

ANNEX A

Audit Committee Charter

Role

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, and on the Company’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, and oversight of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company.

Membership

The membership of the Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. Applicable laws and regulations shall be followed in evaluating a member’s independence. The chairperson shall be appointed by the full Board.

Communications/Reporting

The independent public accounting firm shall report directly to the Committee. The Committee is expected to maintain free and open communication with the public accounting firm, the Company’s chief financial officer and the Company’s management. This communication shall include private executive sessions, at least annually. The Committee chairperson shall report on Audit Committee activities to the full Board.

Education

The Company is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company shall assist the Committee in maintaining appropriate financial literacy.

Authority

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

Responsibilities

The Committee’s specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Checklist. The responsibilities checklist will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Committee responsibilities, the most recently updated responsibilities checklist will be considered to be an addendum to this charter.

The Committee relies on the expertise and knowledge of management, the chief financial officer and the public accounting firm in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. The public accounting firm is responsible for auditing the Company’s financial statements. It is not the duty of the Committee to conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company’s internal policies, procedures and controls.

Audit Committee Responsibilities Checklist When Performed Audit Committee Meetings
	Winter	Spring	Summer	Fall	As Needed
1. The Committee will perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.					X
2. The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.					X
3. The Committee shall meet at least three times annually and from time to time as circumstances require. The Committee may meet telephonically or in person. The Committee may ask members of management or others to attend or be available telephonically for Committee meetings and provide pertinent information as necessary.		X	X	X	X
4. The agenda for Committee meetings will be prepared in consultation between the Committee chair (with input from the Committee members), the Company’s management, chief financial officer and the public accounting firm.					X
5. Provide an open avenue of communication between the chief financial officer, the public accounting firm, management and the Board of Directors. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.					X
6. Review and update the Audit Committee Responsibilities Checklist annually.				X
7. Provide a report in the annual proxy that includes the Committee’s review and discussion of matters with management and the independent public accounting firm.			X
8. Include a copy of the Committee charter as an appendix to the proxy statement at least once every three years.					X
9. Appoint, approve the compensation of, and provide oversight of the public accounting firm.	X	X	X	X
10. Review and approve the appointment or change in the public accounting firm.					X
11. Confirm annually the independence of the public accounting firm, and quarterly review the firm’s non-audit services and related fees.			X
12. Verify the Committee consists of a minimum of three members who are financially literate, including at least one member who has financial sophistication.				X
13. Review the independence of each Committee member based on American Stock Exchange and other applicable rules and insider trading policy.				X
14. Inquire of management, the chief financial officer, he public accounting firm about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.					X
15. Review with the public accounting firm and management the audit scope and plan, and coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.	X
16. Consider and review with the public accounting firm and the chief financial officer.
a. The adequacy of the Company's internal controls including computerized information system controls and security.			X
b. Any related significant findings and recommendations of the independent public accountants and internal audit together with management's responses thereto.			X
17. Review the reports from management and the chief financial officer of any significant changes to GAAP and/or MAP policies or standards.			X
18. Review with management and the public accounting firm at the completion of the annual audit:
a. The Company's annual financial statements and related footnotes.			X		X
b. The public accounting firm’s audit of the financial statements and its report thereon.			X		X
c. Any significant changes required in the public accounting firm’s audit plan.			X		X
d. Any serious difficulties or disputes with management encountered during the course of the audit.			X		X
e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.			X		X
19. Review with management and the public accounting firm at least annually the Company’s critical accounting policies.			X		X
20. Review policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company’s business.				X
21. Consider and review with management and the chief financial officer:
a. Significant findings during the year and management’s responses thereto.					X
b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.					X
c. Any changes required in planned scope of their audit plan.					X
22. The Chairman of the Audit Committee will participate in a telephonic meeting among management and the public accounting firm prior to earnings release.	X	X	X	X
23. Review the periodic reports of the Company with management, the chief financial officer and the public accounting firm prior to filing of the reports with the SEC.	X	X	X	X
24. In connection with each periodic report of the Company, review
a. Management’s disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act.	X	X	X	X	X
b. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act.	X	X	X	X	X
25. Review filings (including interim reporting) with the SEC and other published documents containing the Company’s financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements before it is filed with the SEC or other regulators.					X

26. Monitor the appropriate standards adopted as a code of conduct for the Company.  Review with management the results of the review of the Company’s monitoring compliance with such standards and its compliance policies.

				X	X
27. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.					X
28. Meet with the public accounting firm in executive session to discuss any matters that the Committee or the public accounting firm believe should be discussed privately with the Audit Committee.	X	X	X	X
29. Meet with the chief financial officer in executive sessions to discuss any matters that the Committee or the chief financial officer believe should be discussed privately with the Audit Committee.		X		X
30. Meet with management in executive sessions to discuss any matters that the Committee or management believe should be discussed privately with the Audit Committee.					X

ANNEX B

If the Company's stockholders approve the proposed Certificate of Amendment to the Company's Articles of Incorporation, the following section shall be added to Articel VI, Section 1. Authorized Shares, which would then read as follows:

"Article VI, Section 1. Authorized Shares. The total number of shares which the Corporation shall have the authority to issue is 10,100,000, which shall consist of 100,000 shares of preferred stock of the par value of $0.001 per share and 10,000,000 shares of common stock of par value $0.001 per share. The Board of Directors of the Corporation shall have authority to establish series of unissued shares of any or all of the Preferred Stock by fixing and determining the relative rights and preferences of the shares of any series so established within the limitations of Nevada law and to increase or decrease the number of shares within each such series; provided, however, that the Board of Directors may not decrease the number of shares within a series below the number of shares within such series that is then issued."